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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                November 16, 1999                               1-14559
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Date of Report (Date of earliest event reported)         Commission File Number



                             MUSE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                                 85-0437001
-------------------------------         ---------------------------------------
(State or other jurisdiction of         (I.R.S. Employer Identification Number)
incorporation or organization)



                                1601 Randolph SE
                          Albuquerque, New Mexico 87106
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               (Address of Principal Executive Offices) (Zip Code)


                                 (505) 843-6873
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              (Registrant's telephone number, including area code)

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Item 2. Acquisition or Disposition of Assets.

     On November 18, 1999, Muse Technologies, Inc. (the "Company"), announced it completed the acquisition of UK-based Virtual Presence Limited ("Virtual Presence"), a provider of interactive visualization solutions for companies in the European defense, medical and manufacturing industries. The press release relating to the acquisition of Virtual Presence is attached hereto as Exhibit 1. Under the terms of the transaction, the Company acquired Virtual Presence for a total of $600,000 in cash payable over a 9 month period and 430,839 shares of the Company's common stock, subject to certain restrictions. Of such shares, 205,522 are subject to adjustment in the event that the price of the common stock over the twenty trading days prior to November 15, 2000 is less than US$4.41 per share.

     The terms of the acquisition, including the amount of consideration paid in connection therewith, were the result of arms-length negotiations among the Company and Virtual Presence Stockholders. For further information with respect to the acquisition, reference is made to the Share Purchase Agreements, each dated November 15, 1999, between the Company and (i) John Edmund Hough and (ii) GLE Development Capital Limited, and Assignment Agreement dated November 16, 1999 among the Company, VR Solutions Limited and Intelligent Systems Solutions Limited which are Exhibits 2, 3 and 4 hereto and which are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) and (b) In accordance with Instruction 4 of this Item 7, financial statements required by this Item will be filed by an amendment to this initial report on Form 8-K not later than 60 days after the date hereof.


     (c)  Exhibit 1 - Press Release dated November 18, 1999.

          Exhibit 2 - Share Purchase Agreement, dated November 15, 1999 between John Edmund Hough and the Company.

          Exhibit 3 - Share Purchase Agreement, dated November 15, 1999 between the Company and GLE Development Capital Limited.

          Exhibit 4 - Assignment Agreement, dated November 16, 1999 among the Company, VR Solutions Limited and Intelligent Systems Solutions Limited.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 24, 1999                              MUSE TECHNOLOGIES, INC.



                                                     By: /s/Brian Clark
                                                         --------------
                                                         Brian Clark
                                                         Chief Financial Officer

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